Exhibit 99.2
	Fourth-Quarter 2021 Detailed Supplemental Information

			2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	6,158	2,749	4,386	5,491	18,784	9,826	9,556	11,326	15,120	45,828
Equity in earnings of affiliates	234	77	35	86	432	122	139	239	332	832
Gain (loss) on dispositions	(42)	596	(3)	(2)	549	233	59	2	192	486
Other income (loss)	(1,539)	594	(38)	474	(509)	378	457	49	319	1,203
Total Revenues and Other Income	4,811	4,016	4,380	6,049	19,256	10,559	10,211	11,616	15,963	48,349

Costs and Expenses
Purchased commodities	2,661	1,130	1,839	2,448	8,078	4,483	2,998	4,179	6,498	18,158
Production and operating expenses	1,173	1,047	963	1,161	4,344	1,383	1,379	1,389	1,543	5,694
Selling, general and administrative expenses	(3)	156	96	181	430	311	117	128	163	719
Exploration expenses	188	97	125	1,047	1,457	84	57	65	138	344
Depreciation, depletion and amortization	1,411	1,158	1,411	1,541	5,521	1,886	1,867	1,672	1,783	7,208
Impairments	521	(2)	2	292	813	(3)	2	(89)	764	674
Taxes other than income taxes	250	141	179	184	754	370	381	403	480	1,634
Accretion on discounted liabilities	67	66	62	57	252	62	63	61	56	242
Interest and debt expense	202	202	200	202	806	226	220	219	219	884
Foreign currency transactions (gain) loss	(90)	7	(5)	16	(72)	19	10	(10)	(41)	(22)
Other expenses	(6)	(7)	20	6	13	24	37	17	24	102
Total Costs and Expenses	6,374	3,995	4,892	7,135	22,396	8,845	7,131	8,034	11,627	35,637
Income (loss) before income taxes	(1,563)	21	(512)	(1,086)	(3,140)	1,714	3,080	3,582	4,336	12,712
Income tax provision (benefit)	148	(257)	(62)	(314)	(485)	732	989	1,203	1,709	4,633
Net Income (Loss)	(1,711)	278	(450)	(772)	(2,655)	982	2,091	2,379	2,627	8,079
Less: net income attributable to noncontrolling interests	(28)	(18)	-	-	(46)	-	-	-	-	-
Net Income (Loss) Attributable to ConocoPhillips	(1,739)	260	(450)	(772)	(2,701)	982	2,091	2,379	2,627	8,079

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	(1.60)	0.24	(0.42)	(0.72)	(2.51)	0.75	1.55	1.78	1.99	6.09
Diluted	(1.60)	0.24	(0.42)	(0.72)	(2.51)	0.75	1.55	1.78	1.98	6.07

Average Common Shares Outstanding (in thousands)*
Basic	1,084,561	1,076,659	1,077,377	1,073,580	1,078,030	1,300,375	1,348,637	1,332,286	1,315,225	1,324,194
Diluted	1,084,561	1,077,606	1,077,377	1,073,580	1,078,030	1,302,691	1,353,201	1,336,379	1,320,829	1,328,151
*Ending Common Shares Outstanding is 1,302,243 as of December 31, 2021, compared with 1,318,947 as of September 30, 2021.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	107	(195)	(30)	(857)	(975)	217	480	517	574	1,788

Lower 48	(562)	(471)	(105)	(362)	(1,500)	609	1,502	2,094	2,117	6,322

Canada	(150)	(177)	(100)	(84)	(511)	16	135	205	252	608

Europe, Middle East and North Africa	311	(60)	113	221	585	511	697	878	1,624	3,710

Asia Pacific	445	702	84	70	1,301	432	289	377	(162)	936

Other International	27	(5)	(11)	(96)	(85)	(5)	(6)	(140)	(9)	(160)

Corporate and Other	(1,741)	227	(463)	22	(1,955)	(66)	(17)	(349)	(60)	(492)

Consolidated	(1,563)	21	(512)	(1,086)	(3,140)	1,714	3,080	3,582	4,336	12,712

EFFECTIVE INCOME TAX RATES

Alaska*	24.3%	27.6%	47.6%	25.0%	26.2%	26.8%	22.8%	21.6%	21.4%	22.5%

Lower 48	22.3%	22.5%	25.0%	33.2%	25.2%	23.2%	21.7%	22.1%	21.7%	22.0%

Canada	26.8%	51.8%	24.9%	33.4%	36.2%	33.7%	24.9%	24.4%	24.2%	24.7%

Europe, Middle East and North Africa	35.3%	142.3%	19.0%	40.9%	23.3%	70.1%	70.3%	72.5%	65.2%	68.5%

Asia Pacific	32.7%	5.2%	70.0%	75.9%	22.6%	26.6%	39.4%	31.9%	-82.9%	51.6%

Other International	-2.0%	-2.6%	28.7%	17.9%	24.3%	28.0%	7.6%	30.4%	91.6%	33.0%

Corporate and Other	-1.9%	18.7%	15.9%	-361.1%	3.9%	-85.1%	496.6%	38.9%	198.2%	57.3%

Consolidated	-9.5%	-1330.4%	12.0%	28.9%	15.4%	42.7%	32.1%	33.6%	39.4%	36.4%
*Alaska including taxes other than income taxes.	61.2%	-18.9%	126.4%	16.9%	-15.1%	50.3%	38.8%	36.0%	37.9%	39.3%

			2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	81	(141)	(16)	(643)	(719)	159	371	405	451	1,386

Lower 48	(437)	(365)	(78)	(242)	(1,122)	468	1,175	1,631	1,658	4,932

Canada	(109)	(86)	(75)	(56)	(326)	10	102	155	191	458

Europe, Middle East and North Africa	201	25	92	130	448	153	207	241	566	1,167

Asia Pacific	272	648	25	17	962	317	175	257	(296)	453

Other International	28	(6)	(8)	(78)	(64)	(4)	(5)	(97)	(1)	(107)

Corporate and Other	(1,775)	185	(390)	100	(1,880)	(121)	66	(213)	58	(210)

Consolidated	(1,739)	260	(450)	(772)	(2,701)	982	2,091	2,379	2,627	8,079

SPECIAL ITEMS

Alaska	(120)	81	-	(648)	(687)	(20)	(2)	(1)	3	(20)

Lower 48	(467)	40	70	(221)	(578)	(236)	(10)	56	(109)	(299)

Canada	(29)	77	-	-	48	(3)	52	77	97	223

Europe, Middle East and North Africa	(2)	2	-	-	-	-	-	(5)	-	(5)

Asia Pacific	(4)	601	-	-	597	199	-	-	(688)	(489)

Other International	29	-	-	(67)	(38)	-	-	(105)	(3)	(108)

Corporate and Other	(1,632)	453	(189)	365	(1,003)	140	335	(15)	317	777

Consolidated	(2,225)	1,254	(119)	(571)	(1,661)	80	375	7	(383)	79
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	201	(222)	(16)	5	(32)	179	373	406	448	1,406

Lower 48	30	(405)	(148)	(21)	(544)	704	1,185	1,575	1,767	5,231

Canada	(80)	(163)	(75)	(56)	(374)	13	50	78	94	235

Europe, Middle East and North Africa	203	23	92	130	448	153	207	246	566	1,172

Asia Pacific	276	47	25	17	365	118	175	257	392	942

Other International	(1)	(6)	(8)	(11)	(26)	(4)	(5)	8	2	1

Corporate and Other	(143)	(268)	(201)	(265)	(877)	(261)	(269)	(198)	(259)	(987)

Consolidated	486	(994)	(331)	(201)	(1,040)	902	1,716	2,372	3,010	8,000

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	23.0%	26.6%	47.6%	128.6%	62.9%	26.4%	22.7%	21.7%	22.4%	22.8%

Lower 48	18.0%	22.5%	23.3%	73.7%	28.3%	23.3%	21.7%	22.0%	21.8%	22.1%

Canada	27.2%	25.0%	24.9%	33.4%	26.8%	28.3%	26.2%	25.7%	25.3%	25.8%

Europe, Middle East and North Africa	36.9%	132.9%	19.0%	40.9%	23.3%	70.2%	70.3%	72.7%	65.2%	68.6%

Asia Pacific	32.5%	41.3%	70.0%	75.9%	42.6%	49.3%	39.4%	31.9%	25.5%	33.9%

Other International	28.6%	-2.6%	28.7%	1.5%	12.1%	28.0%	7.6%	-7.1%	143.6%	107.8%

Corporate and Other	-13.9%	15.0%	25.0%	17.6%	14.9%	8.1%	18.7%	38.9%	25.1%	23.1%

Consolidated	38.2%	26.3%	18.2%	9.2%	11.1%	44.8%	36.8%	34.2%	36.8%	37.1%

			2020					2021
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Transaction and restructuring expenses	-	-	-	-	-	(26)	(2)	(1)	(4)	(33)
Impairments	(154)	109	-	(841)	(886)	-	-	-	-	-
Subtotal before income taxes	(154)	109	-	(841)	(886)	(26)	(2)	(1)	(4)	(33)
Income tax provision (benefit)[1]	(34)	28	-	(193)	(199)	(6)	-	-	(7)	(13)
Total	(120)	81	-	(648)	(687)	(20)	(2)	(1)	3	(20)

Lower 48
Transaction and restructuring expenses	-	-	-	-	-	(175)	(13)	(15)	(57)	(260)
Net realized loss on accelerated settlement of Concho hedging program	-	-	-	-	-	(132)	-	-	-	(132)
Impairments	(561)	50	-	(283)	(794)	-	-	89	(85)	4
Gain (loss) on asset sales	(38)	2	-	-	(36)	-	-	-	-	-
Pending claims and settlements	-	-	89	-	89	-	-	-	-	-
Subtotal before income taxes	(599)	52	89	(283)	(741)	(307)	(13)	74	(142)	(388)
Income tax provision (benefit)	(132)	12	19	(62)	(163)	(71)	(3)	18	(33)	(89)
Total	(467)	40	70	(221)	(578)	(236)	(10)	56	(109)	(299)

Canada
Impairments	(39)	39	-	-	-	-	-	-	-	-
Gain (loss) on asset sales	-	-	-	-	-	-	68	100	126	294
Transaction and restructuring expenses	-	-	-	-	-	(3)	-	-	-	(3)
Subtotal before income taxes	(39)	39	-	-	-	(3)	68	100	126	291
Income tax provision (benefit)[2]	(10)	(38)	-	-	(48)	-	16	23	29	68
Total	(29)	77	-	-	48	(3)	52	77	97	223

Europe, Middle East and North Africa
Impairments	(11)	11	-	-	-	-	-	-	-	-
Transaction and restructuring expenses	-	-	-	-	-	(1)	-	(24)	-	(25)
Subtotal before income taxes	(11)	11	-	-	-	(1)	-	(24)	-	(25)
Income tax provision (benefit)	(9)	9	-	-	-	(1)	-	(19)	-	(20)
Total	(2)	2	-	-	-	-	-	(5)	-	(5)

Asia Pacific
Gain (loss) on asset sales	-	587	-	-	587	200	-	-	-	200
Impairments	(5)	5	-	-	-	-	-	-	(688)	(688)
Transaction and restructuring expenses	-	-	-	-	-	(1)	-	-	-	(1)
Subtotal before income taxes	(5)	592	-	-	587	199	-	-	(688)	(489)
Income tax provision (benefit)[3]	(1)	(9)	-	-	(10)	-	-	-	-	-
Total	(4)	601	-	-	597	199	-	-	(688)	(489)

Other International
Pending claims and settlements	29	-	-	-	29	-	-	-	-	-
Gain (loss) on asset sales	-	-	-	-	-	-	-	(147)	-	(147)
Transaction and restructuring expenses	-	-	-	-	-	-	-	-	(4)	(4)
Exploration expense	-	-	-	(84)	(84)	-	-	-	-	-
Subtotal before income taxes	29	-	-	(84)	(55)	-	-	(147)	(4)	(151)
Income tax provision (benefit)	-	-	-	(17)	(17)	-	-	(42)	(1)	(43)
Total	29	-	-	(67)	(38)	-	-	(105)	(3)	(108)

Corporate and Other
Pension settlement expense	-	-	(27)	(17)	(44)	-	(42)	(28)	(29)	(99)
Pending claims and settlements	-	3	-	(46)	(43)	-	(48)	-	-	(48)
Transaction and restructuring expense	-	-	-	(24)	(24)	(85)	(8)	(12)	(4)	(109)
Gain (loss) on investment in Cenovus Energy	(1,691)	551	(162)	447	(855)	308	418	17	297	1,040
Unrealized gain (loss) on CAD FX derivative	75	(12)	(8)	(17)	38	(4)	(8)	-	-	(12)
Unrealized gain (loss) on AUD FX derivative	-	-	-	-	-	-	-	-	21	21
Subtotal before income taxes	(1,616)	542	(197)	343	(928)	219	312	(23)	285	793
Income tax provision (benefit)[4]	16	89	(8)	(22)	75	79	(23)	(8)	(32)	16
Total	(1,632)	453	(189)	365	(1,003)	140	335	(15)	317	777

Total Company	(2,225)	1,254	(119)	(571)	(1,661)	80	375	7	(383)	79
[1]Includes deferred tax adjustment in 2Q 2020 in Alaska.
[2]Includes recognition of a tax refund in 2Q 2020 in Canada.
[3]Includes tax adjustment in 2Q 2020 for the Australia-West disposition.
[4]Includes deferred tax adjustment related to foreign tax credits in 2Q 2020 and 1Q 2021; Q4 2021 tax adjustment related to Indonesia disposition.

			2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	3,908	2,907	2,490	2,991	2,991	2,831	6,608	9,833	5,028	5,028
Short-term investments	3,866	3,985	4,032	3,609	3,609	4,104	2,251	678	446	446
Accounts and notes receivable	2,116	1,399	1,984	2,634	2,634	4,339	4,401	5,336	6,543	6,543
Accounts and notes receivable—related parties	148	133	135	120	120	142	123	129	127	127
Investment in Cenovus Energy	420	971	809	1,256	1,256	1,564	1,802	1,416	1,117	1,117
Inventories	726	982	1,034	1,002	1,002	1,098	1,138	1,043	1,208	1,208
Prepaid expenses and other current assets	1,960	676	575	454	454	536	849	1,746	1,581	1,581
Total Current Assets	13,144	11,053	11,059	12,066	12,066	14,614	17,172	20,181	16,050	16,050
Investments and long-term receivables	8,707	8,334	8,295	8,017	8,017	8,286	8,013	8,058	7,113	7,113
Loans and advances—related parties	167	167	114	114	114	59	59	-	-	-
Net properties, plants and equipment	40,645	41,120	41,269	39,893	39,893	58,270	57,717	56,689	64,911	64,911
Other assets	2,370	2,372	2,420	2,528	2,528	2,464	2,442	2,376	2,587	2,587
Total Assets	65,033	63,046	63,157	62,618	62,618	83,693	85,403	87,304	90,661	90,661

Liabilities
Accounts payable	2,900	2,060	2,217	2,669	2,669	3,779	3,591	4,101	5,002	5,002
Accounts payable—related parties	21	20	22	29	29	22	22	30	23	23
Short-term debt	126	146	482	619	619	689	1,205	920	1,200	1,200
Accrued income and other taxes	853	312	339	320	320	959	1,406	2,082	2,862	2,862
Employee benefit obligations	323	422	469	608	608	567	571	691	755	755
Other accruals	1,852	1,145	1,111	1,121	1,121	1,168	1,355	2,625	2,179	2,179
Total Current Liabilities	6,075	4,105	4,640	5,366	5,366	7,184	8,150	10,449	12,021	12,021
Long-term debt	14,847	14,852	14,905	14,750	14,750	19,338	18,805	18,748	18,734	18,734
Asset retirement obligations and accrued environmental costs	5,316	5,465	5,651	5,430	5,430	5,782	5,819	5,721	5,754	5,754
Deferred income taxes	4,141	3,901	3,854	3,747	3,747	4,982	5,331	5,630	6,179	6,179
Employee benefit obligations	1,563	1,586	1,661	1,697	1,697	1,530	1,297	1,162	1,153	1,153
Other liabilities and deferred credits	1,704	1,644	1,663	1,779	1,779	1,722	1,725	1,479	1,414	1,414
Total Liabilities	33,646	31,553	32,374	32,769	32,769	40,538	41,127	43,189	45,255	45,255

Equity
Common stock issued
Par value	18	18	18	18	18	21	21	21	21	21
Capital in excess of par	47,027	47,079	47,113	47,133	47,133	60,278	60,337	60,431	60,581	60,581
Treasury stock	(47,130)	(47,130)	(47,130)	(47,297)	(47,297)	(47,672)	(48,278)	(49,521)	(50,920)	(50,920)
Accumulated other comprehensive income (loss)	(6,145)	(5,825)	(5,666)	(5,218)	(5,218)	(5,080)	(4,920)	(5,123)	(4,950)	(4,950)
Retained earnings	37,545	37,351	36,448	35,213	35,213	35,608	37,116	38,307	40,674	40,674
Total Common Stockholders' Equity	31,315	31,493	30,783	29,849	29,849	43,155	44,276	44,115	45,406	45,406
Noncontrolling Interests	72	-	-	-	-	-	-	-	-	-
Total Equity	31,387	31,493	30,783	29,849	29,849	43,155	44,276	44,115	45,406	45,406
Total Liabilities and Equity	65,033	63,046	63,157	62,618	62,618	83,693	85,403	87,304	90,661	90,661

			2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	(1,711)	278	(450)	(772)	(2,655)	982	2,091	2,379	2,627	8,079
Depreciation, depletion and amortization	1,411	1,158	1,411	1,541	5,521	1,886	1,867	1,672	1,783	7,208
Impairments	521	(2)	2	292	813	(3)	2	(89)	764	674
Dry hole costs and leasehold impairments	67	3	44	969	1,083	6	1	-	37	44
Accretion on discounted liabilities	67	66	62	57	252	62	63	61	56	242
Deferred taxes	(227)	(93)	(108)	(406)	(834)	203	364	328	451	1,346
Undistributed equity earnings	31	373	46	195	645	81	236	(59)	188	446
(Gain) loss on dispositions	42	(596)	3	2	(549)	(233)	(59)	(2)	(192)	(486)
(Gain) loss on investment in Cenovus Energy	1,691	(551)	162	(447)	855	(308)	(418)	(17)	(297)	(1,040)
Other	(284)	40	56	231	43	(581)	(107)	(178)	78	(788)
Net working capital changes	497	(519)	(360)	10	(372)	(15)	211	702	373	1,271
Net Cash Provided by Operating Activities	2,105	157	868	1,672	4,802	2,080	4,251	4,797	5,868	16,996

Cash Flows from Investing Activities
Capital expenditures and investments	(1,649)	(876)	(1,132)	(1,058)	(4,715)	(1,200)	(1,265)	(1,302)	(1,557)	(5,324)
Working capital changes associated with investing activities	81	(332)	22	74	(155)	61	(59)	77	55	134
Acquisition of businesses, net of cash acquired	-	-	-	-	-	382	-	-	(8,672)	(8,290)
Proceeds from asset dispositions	549	764	(1)	5	1,317	(17)	177	632	861	1,653
Net sales (purchases) of investments	(935)	(95)	(59)	431	(658)	(499)	1,801	1,544	245	3,091
Collection of advances/loans—related parties	66	-	50	-	116	52	-	53	-	105
Other	(44)	9	4	5	(26)	6	80	(472)	473	87
Net Cash Provided by (Used in) Investing Activities	(1,932)	(530)	(1,116)	(543)	(4,121)	(1,215)	734	532	(8,595)	(8,544)

Cash Flows from Financing Activities
Net issuance (repayment) of debt	(24)	(190)	280	(20)	46	(26)	(18)	(319)	(142)	(505)
Issuance of company common stock	2	-	(4)	(3)	(5)	(28)	3	52	118	145
Repurchase of company common stock	(726)	-	-	(166)	(892)	(375)	(606)	(1,243)	(1,399)	(3,623)
Dividends paid	(458)	(455)	(454)	(464)	(1,831)	(588)	(583)	(579)	(609)	(2,359)
Other	(24)	(4)	1	1	(26)	2	1	3	1	7
Net Cash Used in Financing Activities	(1,230)	(649)	(177)	(652)	(2,708)	(1,015)	(1,203)	(2,086)	(2,031)	(6,335)

Effect of Exchange Rate Changes	(122)	29	31	42	(20)	(2)	11	(12)	(31)	(34)

Net Change in Cash, Cash Equivalents and Restricted Cash	(1,179)	(993)	(394)	519	(2,047)	(152)	3,793	3,231	(4,789)	2,083
Cash, cash equivalents and restricted cash at beginning of period	5,362	4,183	3,190	2,796	5,362	3,315	3,163	6,956	10,187	3,315
Cash, Cash Equivalents and Restricted Cash at End of Period	4,183	3,190	2,796	3,315	3,315	3,163	6,956	10,187	5,398	5,398

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	509	223	150	156	1,038	235	228	235	284	982

Lower 48	776	354	268	483	1,881	718	762	770	879	3,129

Canada	74	68	451	58	651	33	35	61	74	203

Europe, Middle East and North Africa	121	130	159	190	600	121	136	128	149	534

Asia Pacific	103	85	92	104	384	76	72	87	155	390

Other International	53	10	3	55	121	6	12	15	-	33

Corporate and Other	13	6	9	12	40	11	20	6	16	53
Total Capital Expenditures and Investments	1,649	876	1,132	1,058	4,715	1,200	1,265	1,302	1,557	5,324

			2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,289	981	1,067	1,169	1,127	1,527	1,588	1,544	1,608	1,567

Crude Oil (MBD)
Consolidated operations	642	460	535	581	555	804	836	802	824	816
Equity affiliates	12	14	13	14	13	14	13	13	12	13
Total	654	474	548	595	568	818	849	815	836	829
Over (under) lifting of crude oil (MBD)	(20)	(9)	12	40	6	(28)	27	42	(13)	7

NGL (MBD)
Consolidated operations	116	85	89	98	97	105	120	123	186	134
Equity affiliates	7	8	8	8	8	8	8	7	8	8
Total	123	93	97	106	105	113	128	130	194	142

Bitumen (MBD)
Consolidated operations	66	34	49	69	55	70	68	69	68	69
Equity affiliates	-	-	-	-	-	-	-	-	-	-
Total	66	34	49	69	55	70	68	69	68	69

Natural Gas (MMCFD)
Consolidated operations	1,638	1,221	1,201	1,302	1,339	2,074	2,209	2,144	2,009	2,109
Equity affiliates	1,036	1,056	1,034	1,092	1,055	1,081	1,051	1,033	1,049	1,053
Total	2,674	2,277	2,235	2,394	2,394	3,155	3,260	3,177	3,058	3,162

Industry Prices
Crude Oil ($/BBL)
WTI	46.06	27.85	40.93	42.66	39.37	57.84	66.07	70.56	77.19	67.92
WCS	25.54	16.58	31.83	33.46	26.85	45.32	54.60	56.99	62.58	54.87
Brent dated	50.31	29.20	43.00	44.23	41.68	60.90	68.83	73.47	79.73	70.73
JCC ($/BBL)	65.89	67.71	30.58	40.83	51.25	43.77	55.88	67.00	73.13	59.94
Natural Gas ($/MMBTU)
Henry Hub first of month	1.95	1.71	1.98	2.67	2.08	2.71	2.83	4.02	5.84	3.85

Average Realized Prices
Total ($/BBL)	38.81	23.09	30.94	33.21	32.15	45.36	50.03	56.92	65.56	54.63

Crude Oil ($/BBL)
Consolidated operations	48.77	25.10	39.49	40.89	39.56	57.18	65.54	70.39	76.69	67.61
Equity affiliates	53.14	25.32	37.56	41.16	39.02	59.73	64.10	73.44	81.53	69.45
Total	48.86	25.10	39.45	40.89	39.54	57.22	65.51	70.43	76.76	67.64

NGL ($/BBL)
Consolidated operations	12.81	8.29	13.73	16.30	12.90	24.36	25.62	33.28	36.41	31.04
Equity affiliates	42.41	23.93	30.21	35.70	32.69	48.89	44.12	56.70	67.77	54.16
Total	14.82	9.88	15.29	17.98	14.61	26.44	26.87	34.79	37.72	32.45

Bitumen ($/BBL)
Consolidated operations	5.90	(23.11)	15.87	19.41	8.02	30.78	37.60	41.19	40.74	37.52
Equity affiliates	-	-	-	-	-	-	-	-	-	-
Total	5.90	(23.11)	15.87	19.41	8.02	30.78	37.60	41.19	40.74	37.52

Natural Gas ($/MCF)
Consolidated operations	3.60	2.64	2.77	3.47	3.17	4.89	4.25	5.93	9.13	6.00
Equity affiliates	5.41	3.90	2.61	2.93	3.71	3.54	3.97	5.95	7.80	5.31
Total	4.30	3.22	2.70	3.23	3.41	4.42	4.16	5.94	8.66	5.77

Exploration Expenses ($ Millions)
Dry holes	36	3	44	132	215	6	-	-	28	34
Leasehold impairment	31	-	-	837	868	-	1	-	9	10
Total noncash expenses	67	3	44	969	1,083	6	1	-	37	44
Other (G&A, G&G and lease rentals)	121	94	81	78	374	78	56	65	101	300
Total exploration expenses	188	97	125	1,047	1,457	84	57	65	138	344

U.S. exploration expenses	99	72	86	914	1,171	50	35	32	99	216
International exploration expenses	89	25	39	133	286	34	22	33	39	128

DD&A ($ Millions)
Alaska	209	191	274	322	996	317	262	201	217	997
Lower 48	707	548	619	680	2,554	1,000	1,017	988	1,070	4,075
Canada	69	66	95	109	339	126	93	85	82	386
Europe, Middle East and North Africa	196	167	194	212	769	219	234	217	216	886
Asia Pacific	217	170	217	205	809	211	240	167	170	788
Other International	-	-	-	-	-	-	-	-	-	-
Corporate and Other	13	16	12	13	54	13	21	14	28	76
Total DD&A	1,411	1,158	1,411	1,541	5,521	1,886	1,867	1,672	1,783	7,208

			2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	198	153	184	190	181	190	184	163	180	178
Lower 48	270	166	197	218	213	416	454	457	457	447
Canada	2	5	6	10	6	11	9	8	7	8
Norway	84	75	76	75	78	80	81	82	80	81
Libya	9	-	1	24	8	36	39	35	38	37
Europe, Middle East and North Africa	93	75	77	99	86	116	120	117	118	118
Australia/Timor-Leste	4	3	-	-	2	-	-	-	-	-
China	31	30	29	28	30	31	27	27	28	28
Indonesia	2	2	2	3	2	2	2	2	2	2
Malaysia	42	26	40	33	35	38	40	28	32	35
Asia Pacific	79	61	71	64	69	71	69	57	62	65
Total consolidated operations	642	460	535	581	555	804	836	802	824	816
Equity affiliates	12	14	13	14	13	14	13	13	12	13
Total	654	474	548	595	568	818	849	815	836	829

NGL (MBD)
Consolidated operations
Alaska	19	13	14	16	16	17	15	13	17	16
Lower 48	89	64	68	75	74	79	97	101	162	110
Canada	1	2	2	3	2	4	4	4	3	4
Norway	5	5	5	4	4	5	4	5	4	4
Europe, Middle East and North Africa	5	5	5	4	4	5	4	5	4	4
Australia/Timor-Leste	2	1	-	-	1	-	-	-	-	-
Asia Pacific	2	1	-	-	1	-	-	-	-	-
Total consolidated operations	116	85	89	98	97	105	120	123	186	134
Equity affiliates	7	8	8	8	8	8	8	7	8	8
Total	123	93	97	106	105	113	128	130	194	142

Bitumen (MBD)
Canada	66	34	49	69	55	70	68	69	68	69
Total	66	34	49	69	55	70	68	69	68	69

Natural Gas (MMCFD)
Consolidated operations
Alaska	8	8	14	9	10	8	11	11	33	16
Lower 48	679	486	566	611	585	1,319	1,459	1,389	1,195	1,340
Canada	20	40	43	57	40	91	84	73	70	80
Norway	297	263	256	267	270	295	284	291	323	298
Libya	13	1	-	6	5	14	13	12	21	15
Europe, Middle East and North Africa	310	264	256	273	275	309	297	303	344	313
Australia/Timor-Leste	237	114	-	-	87	-	-	-	-	-
Indonesia	309	266	283	300	290	290	290	299	296	294
Malaysia	75	43	39	52	52	57	68	69	71	66
Asia Pacific	621	423	322	352	429	347	358	368	367	360
Total consolidated operations	1,638	1,221	1,201	1,302	1,339	2,074	2,209	2,144	2,009	2,109
Equity affiliates	1,036	1,056	1,034	1,092	1,055	1,081	1,051	1,033	1,049	1,053
Total	2,674	2,277	2,235	2,394	2,394	3,155	3,260	3,177	3,058	3,162

Total (MBOED)
Consolidated operations
Alaska	218	167	201	208	198	208	201	178	203	197
Lower 48	472	311	359	395	385	715	794	790	818	780
Canada	72	48	64	91	70	100	95	93	90	94
Norway	139	124	124	123	127	134	132	135	138	135
Libya	11	-	1	25	9	39	41	37	41	40
Europe, Middle East and North Africa	150	124	125	148	136	173	173	172	179	175
Australia/Timor-Leste	46	24	-	-	17	-	-	-	-	-
China	31	30	29	28	30	31	27	27	28	28
Indonesia	54	46	49	53	50	50	50	52	51	51
Malaysia	54	33	47	42	44	48	52	40	44	46
Asia Pacific	185	133	125	123	141	129	129	119	123	125
Total consolidated operations	1,097	783	874	965	930	1,325	1,392	1,352	1,413	1,371
Equity affiliates	192	198	193	204	197	202	196	192	195	196
Total	1,289	981	1,067	1,169	1,127	1,527	1,588	1,544	1,608	1,567

			2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	54.78	26.81	40.88	42.61	42.12	59.56	67.87	72.55	79.61	69.87
Lower 48***	40.97	19.87	36.43	38.50	35.17	55.68	64.13	68.59	74.82	66.12
Canada	-	8.69	25.16	28.57	23.57	47.41	56.87	58.99	66.62	56.38
Norway	54.92	32.32	41.79	41.62	42.80	56.72	66.10	72.36	78.51	68.94
Libya	64.21	-	-	44.93	48.64	59.78	66.88	72.57	77.64	69.06
Europe, Middle East and North Africa	55.53	32.32	41.79	42.35	43.30	57.75	66.34	72.43	78.27	68.97
Australia/Timor-Leste	47.35	47.21	-	-	47.34	-	-	-	-	-
China	54.10	25.09	39.75	42.80	40.29	58.27	65.63	74.39	79.61	69.39
Indonesia	29.33	30.64	36.41	41.21	34.97	53.79	57.16	61.35	73.35	61.92
Malaysia	57.67	30.59	46.43	42.42	45.26	62.27	69.77	75.65	80.87	71.59
Asia Pacific	54.71	27.98	42.79	42.50	42.84	60.36	67.72	74.66	80.05	70.36
Total consolidated operations	48.77	25.10	39.49	40.89	39.56	57.18	65.54	70.39	76.69	67.61
Equity affiliates	53.14	25.32	37.56	41.16	39.02	59.73	64.10	73.44	81.53	69.45
Total	48.86	25.10	39.45	40.89	39.54	57.22	65.51	70.43	76.76	67.64

NGL ($/BBL)
Consolidated operations
Lower 48	11.85	6.95	13.51	15.58	12.13	23.99	24.62	32.87	35.99	30.63
Canada	-	1.64	5.99	8.52	5.41	25.32	27.14	33.47	39.68	31.18
Norway	21.54	16.76	23.50	30.80	23.27	34.70	39.49	50.32	57.91	43.97
Europe, Middle East and North Africa	21.54	16.76	23.50	30.80	23.27	34.70	39.49	50.32	57.91	43.97
Australia/Timor-Leste	39.34	27.90	-	-	33.21	-	-	-	-	-
Asia Pacific	39.34	27.90	-	-	33.21	-	-	-	-	-
Total consolidated operations	12.81	8.29	13.73	16.30	12.90	24.36	25.62	33.28	36.41	31.04
Equity affiliates	42.41	23.93	30.21	35.70	32.69	48.89	44.12	56.70	67.77	54.16
Total	14.82	9.88	15.29	17.98	14.61	26.44	26.87	34.79	37.72	32.45

Bitumen ($/BBL)
Canada*	5.90	(23.11)	15.87	19.41	8.02	30.78	37.60	41.19	40.74	37.52
Total	5.90	(23.11)	15.87	19.41	8.02	30.78	37.60	41.19	40.74	37.52

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.07	2.56	2.48	3.88	2.91	2.23	4.53	2.63	2.22	2.81
Lower 48***	1.48	1.18	1.63	2.21	1.65	4.56	3.27	4.63	5.25	4.38
Canada	-	0.79	0.71	1.77	1.21	2.37	2.26	2.45	3.16	2.54
Norway	3.65	2.21	2.40	4.39	3.23	6.15	7.36	12.28	27.06	13.75
Libya	4.53	-	-	2.26	3.71	2.71	3.02	4.17	4.58	3.73
Europe, Middle East and North Africa	3.68	2.21	2.40	4.34	3.23	5.99	7.17	11.96	25.71	13.27
Australia/Timor-Leste**	6.43	10.62	-	-	10.04	-	-	-	-	-
Indonesia	6.58	4.69	5.75	5.85	5.75	6.57	7.19	7.49	8.23	7.38
Malaysia	2.93	2.22	2.22	1.85	2.38	2.35	2.61	3.02	3.59	2.93
Asia Pacific	5.94	4.74	5.33	5.26	5.39	5.88	6.32	6.66	7.33	6.56
Total consolidated operations	3.60	2.64	2.77	3.47	3.17	4.89	4.25	5.93	9.13	6.00
Equity affiliates	5.41	3.90	2.61	2.93	3.71	3.54	3.97	5.95	7.80	5.31
Total	4.30	3.22	2.70	3.23	3.41	4.42	4.16	5.94	8.66	5.77
*Average realized prices exclude additional value realized from third-party purchases and sales for optimization of our pipeline capacity between Canada and the U.S. Gulf Coast.
**Excludes transfers to Darwin LNG plant.
***Average sales prices, including the impact of hedges settling per initial contract terms in the first quarter of 2021 assumed in our Concho acquisition, were $65.19 per barrel for crude oil and $4.33 per mcf for natural gas for the year ended December 31, 2021. As of March 31, 2021, we had settled all oil and gas hedging positions acquired from Concho.

			2020					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(1,775)	185	(390)	100	(1,880)	(121)	66	(213)	58	(210)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(155)	(174)	(179)	(154)	(662)	(270)	(181)	(176)	(174)	(801)
Corporate G&A expenses	50	(90)	(50)	(110)	(200)	(129)	(65)	(57)	(66)	(317)
Technology*	1	(9)	(8)	(10)	(26)	41	(4)	(6)	(6)	25
Other	(1,671)	458	(153)	374	(992)	237	316	26	304	883
Total	(1,775)	185	(390)	100	(1,880)	(121)	66	(213)	58	(210)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(216)	(216)	(213)	(216)	(861)	(241)	(235)	(236)	(234)	(946)
Capitalized interest	14	14	13	14	55	15	15	17	15	62
Interest revenue	42	22	9	15	88	6	4	5	7	22
Total	(160)	(180)	(191)	(187)	(718)	(220)	(216)	(214)	(212)	(862)

Debt
Total debt ($ Millions)	14,973	14,998	15,387	15,369	15,369	20,027	20,010	19,668	19,934	19,934
Debt-to-capital ratio (%)	32%	32%	33%	34%	34%	32%	31%	31%	31%	31%

Equity ($ Millions)	31,387	31,493	30,783	29,849	29,849	43,155	44,276	44,115	45,406	45,406

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day